Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Aneel Bhusri
Signature

Aneel Bhusri
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Wesley G. Bush
Signature

Wesley G. Bush
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Joanne C. Crevoiserat
Signature

Joanne C. Crevoiserat
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Linda R. Gooden
Signature

Linda R. Gooden
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Joseph Jimenez
Signature

Joseph Jimenez
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Jonathan McNeill
Signature

Jonathan McNeill
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Judith A. Miscik
Signature

Judith A. Miscik
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Patricia F. Russo
Signature

Patricia F. Russo
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Thomas M. Schoewe
Signature

Thomas M. Schoewe
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Carol M. Stephenson
Signature

Carol M. Stephenson
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Mark A. Tatum
Signature

Mark A. Tatum
Print

October 25, 2022
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (GM), hereby constitutes and appoints Craig B. Glidden, Christopher T. Hatto, John S. Kim, and Vince Greene, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Report(s)	Covering
Registration Statement on Form S-3	Universal Shelf Registration Statement

and any or all amendments (including post-effective amendments) to such Registration Statement on Form S-3, and any Registration Statement(s) and amendments thereto relating to such offering that is to be effective upon filing pursuant to Rule 462 under the Securities Act of 1933, as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the U.S. Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Devin N. Wenig
Signature

Devin N. Wenig
Print

October 25, 2022
Date